UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                 FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    August 15, 2007
                                                ______________________________



               Prudential Bancorp, Inc. of Pennsylvania
______________________________________________________________________________
       (Exact name of registrant as specified in its charter)



      Pennsylvania                    000-51214                  68-0593604
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



1834 Oregon Avenue, Philadelphia, Pennsylvania                     19145
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code   (215) 755-1500
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01 Other Events
          ------------

     As previously disclosed, on October 4, 2006, Stilwell Value Partners I, L.P. ("Stilwell") filed suit (Civil Action No. 06-4432) in the United States District Court for the Eastern District of Pennsylvania against Prudential Mutual Holding Company (the "MHC"), Prudential Bancorp, Inc. of Pennsylvania (the "Company") and each of the directors of the MHC and the Company individually seeking equitable relief including (i) enjoining the Company and the directors from allowing the MHC to participate in any shareholder vote to consider the adoption of proposed stock option and stock recognition and retention plans (collectively, the "Stock Plans") and (ii) enjoining MHC from participating in any shareholder vote to approve the Stock Plans. In the event that the MHC and the Company are not enjoined, Stilwell is seeking damages, the amount to be determined at trial.

     On November 20, 2006, the Company, the MHC and the director defendants filed a motion to dismiss the complaint, asserting, among other things, that the prospectus contained no "promise," implied or otherwise, that the MHC would never vote on the adoption of the Stock Plans and that the breach of fiduciary duty claim with respect to the timing of any such vote was legally insufficient. On August 15, 2007, the Court ruled that there was no express promise of the sort that would support a promissory estoppel claim, no "unconscionability" of the sort that would support an unjust enrichment claim, and no "fundamental unfairness" of the sort that would support a claim for "disenfranchisement." The Court also ruled that Stilwell does not have standing to assert claims for breach of fiduciary duty against the directors individually. Accordingly, the Court granted the motion to dismiss all of the claims against the Company and the individual directors and all but one of the claims against the MHC. The only claim remaining is a breach of fiduciary duty asserted against the MHC as majority shareholder. The Court dismissed the claims with prejudice which prevents Stilwell from reasserting such claims in amended form.

     The Court has scheduled a pre-trial conference to establish the timing of the remaining discovery and trial. A substantial amount of document discovery has been completed; no other discovery has been taken.

     The Company believes Stilwell's remaining allegation is without merit and the remaining defendant, the MHC, intends to vigorously defend the case. However, no prediction can be made as to the outcome of the one remaining claim.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Not applicable.



                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA


                         By:  /s/ Joseph R. Corrato
                              --------------------------------
                              Name:  Joseph R. Corrato
                              Title: Executive Vice President
                                      and Chief Financial Officer


Date: August 29, 2007